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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 31, 2000


                                 eCollege.com
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            (Exact name of registrant as specified in its charter)


         Delaware                   000-28393                    84-1351729
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                          10200 A East Girard Avenue
                            Denver, Colorado 80231
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                   (Address of principal executive offices)



Registrant's telephone number, including area code                (303) 873-7400



                                      N/A
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          Former Name or Former Address, if Changed Since Last Report

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ITEM 5.   OTHER EVENTS

On July 31, 2000, Robert Helmick, former Chief Executive Officer of eCollege.com, sold 2,000,000 shares of eCollege.com common stock, par value $.01 per share, to a group of investors that included Oakleigh Thorne, Chief Executive Officer of eCollege.com, Oakleigh B. Thorne, who is Mr. Thorne's father, and others.

After the close of this private sale of securities, Mr. Helmick will own less than 9% of the issued and outstanding shares of eCollege.com common stock, and Mr. Oakleigh Thorne, together with entities controlled by Mr. Thorne and his father, will own approximately 17.5% of the issued and outstanding shares of common stock of eCollege.com.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 31, 2000


                                    eCollege.com



                              By:   /s/ Oakleigh Thorne
                                    -------------------
                                    Oakleigh Thorne,
                                    Chief Executive Officer